Filed pursuant to Rule 497(a)
Registration File No. 333-290253
Rule 482 ad
Transcript
Hey, Vlad here. Welcome to Robinhood Ventures.
For too long now, retail investing has had a big issue. Some of the world's most innovative companies are private, putting them out of reach for the majority of Americans.
In the past, future house-hold names like Apple had their highest-growth moments post IPO, resulting in large profits for early investors. But today's private companies are staying private for longer, with some achieving valuations in the hundreds of billions. In fact, the United States has roughly half as many public companies as it did back in 1996.
And the investment gap just continues to get bigger.
The retail investor has been locked out of the market.
It has been the industry standard.
But it’s not the Robinhood standard.
Robinhood Ventures breaks down the barrier to entry, opening up exposure to private companies.
We skip the 6-figure minimums.
The accredited statuses.
The excessive fees.
And aim to deliver exposure to some of today’s most impactful private companies.
Now, it’s time to get ready for the unveiling of our debut fund, where you’ll get the opportunity to request shares in the IPO.
So, set those reminders. Mark those calendars. Robinhood Ventures is here.
A registration statement relating to common shares of beneficial interest of Robinhood Ventures Fund I (“RVI”) has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The offering of common shares of beneficial interest of RVI will be made only by means of a prospectus forming part of the registration statement. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus, when available, may be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com; or from RVI by emailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVI before investing. The prospectus, which will contain this and other information about RVI, should be read carefully before investing.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this presentation include, but are not limited to, statements about RVI’s investment objectives and RVI’s intent to hold a concentrated portfolio of private companies at the frontiers of their respective industries. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. RVI undertakes no obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in expectations, except as required by law.

All investments involve risks, including the loss of principal. Initial public offerings (IPOs) can be speculative investments, and may not be appropriate for every investor. Not all customers who request IPO shares will receive them. Past performance is not indicative of future results.

An investment in the Fund is speculative and involves a high degree of risk with substantial risk of loss.

RVI is a newly organized, non-diversified closed-end fund investing in a concentrated portfolio of private “Frontier C ompanies,” which entails limited information, illiquidity, valuation uncertainty, and risk of loss; shares and NAV may be volatile and trade at a discount or premium, and exposures may be via illiquid private vehicles with capital calls and extra fees. The Fund may use leverage, has limited operating history, does not currently intend to pay distributions, and is taxed as a C-corporation, all of which can reduce or delay returns.

A “Frontier Company” means a private company that, in the fund manager’s view, is a best-in-class, growing business operating at the cutting edge of its sector or industry.

Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. While the Fund's Shares are expected to be listed on an exchange, an active public market for the Shares may not develop. As a result, Shareholders may not be able to liquidate their investment. Accordingly, Shareholders should consider that they may not have access to the funds they invest in the Fund for an indefinite period of time.

There is no assurance that the private companies in which the Fund invests will ever have a liquidity event.

This presentation is for informational purposes only and is not intended as a recommendation, investment advice, or a solicitation to buy or sell securities. RVI is managed by Robinhood Ventures DE, LLC, a wholly-owned subsidiary of Robinhood Markets, Inc.

Sources: World Bank Group Data, Listed Domestic Companies, Total - United States (as of 2024); Yahoo Finance, "If you invested in Apple's IPO 44 years ago, here's what your shares would be worth today," (Dec. 12, 2024).